UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05149 and 811-10631

Name of Fund:  Funds For Institutions Series

 BlackRock Premier Government Institutional Fund

 BlackRock Select Treasury Strategies Institutional Fund

 BlackRock Treasury Strategies Institutional Fund

 FFI Government Fund

 FFI Treasury Fund

Master Institutional Money Market LLC

 Master Premier Government Institutional Portfolio

 Master Treasury Strategies Institutional Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Funds For Institutions Series

and Master Institutional Money Market LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 04/30/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

ANNUAL REPORT

Funds For Institutions Series

➢	BlackRock Premier Government Institutional Fund
➢	BlackRock Treasury Strategies Institutional Fund
➢	BlackRock Select Treasury Strategies Institutional Fund
➢	FFI Government Fund
➢	FFI Treasury Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 225-1576 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended April 30, 2019

Noteworthy market conditions for the year ended April 30, 2019 included the patient pause and dovish pivot by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury bill issuance and various geopolitical events including trade-tariffs, Brexit uncertainty, and fears of slowing global growth. 2018 was generally a strong year for cash as an asset class in terms of return and flows, but a relatively a volatile year for the overall financial markets.

Throughout 2018 and into 2019, a weaker-than-expected jobs report emerged, and concerns about global growth evidenced in the weak indicators of the purchasing manufacturers index (“PMI”) and Institute for Supply Management Indices in addition to weakening core inflation measurements. Of note, one of the latest readings for a key Eurozone PMI pointed to the steepest pace of contraction since April 2013.

As expected, the FOMC left rates unchanged at its meeting in April in the 2.25%-2.50% range. The FOMC’s statement issued in conjunction with the meeting emphasized a slowing of growth, and reduced consumer spending and business investment. As was generally expected, the “forward guidance” part of their statement was altered to signifying greater emphasis on a more “data dependent” approach to monetary policy. Another significant change, which was included in the Summary of Economic Projections at the March meeting, was an update to the FOMC’s “dot plot” interest rate forecast, with the median “dot” reflecting broad consensus for no hikes in 2019 (down from two projected hikes as of December), one hike for 2020, and no hikes for 2021. While none of the individual “dots” reflected a rate cut in 2019, futures contracts for federal funds reflected around a 75% chance of such a move.

U.S. Treasury bill supply was relatively strong for the year, hitting record levels for net new issuance of $384 billion in 2018. Furthermore, in October 2018, the U.S. Treasury introduced the two-month Treasury bill to the market with a $25 billion initial offering while moving the auction for four-week and eight-week Treasury bills to Thursdays. Also of note, the agencies issued floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities and the reference rate eventually expected to replace the London Inter-Bank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong. However, in 2019, growing investor pessimism was reflected in the inversion of the yield spread between the three-month Treasury bill and ten-year Treasury note, a recession indicator that’s reportedly closely watched by the Fed. This has left many investors cautiously grabbing duration while there is still a slight risk for interest rate hikes in the future.

Credit spreads as evidenced by the three-month LIBOR overnight-indexed swap (“3ML-OIS”) generally tightened from 0.20% to 0.17% in late April as an equilibrium between investors and issuers appeared to have generally been established for at least the time being. The 3ML-OIS has continued to grind tighter over the year as the spread was as wide as 0.59% in April 2018. Of note, during February, there were two large one-day declines in three-month LIBOR. Specifically, investors witnessed the three-month-LIBOR reset 0.04% lower on February 7, 2019 — the largest one-day drop since 2009 — followed by a 0.03% drop on February 18. In our opinion, we view these large movements in LIBOR as the index harmonizing toward executed levels in the certificate of deposit and commercial paper markets.

Growing global headwinds and cross-currents suggest, in our view, that an increasingly high bar exists for the FOMC to consider raising interest rates this year. In fact, any further normalization of rates during the present cycle would be dependent on notable upward pressure in real or expected inflation, particularly in light of indicators the FOMC may tolerate higher inflation as well as sustained easing in financial conditions. In our opinion, credit spreads should generally remain range bound in the near term.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of April 30, 2019	Funds For Institutions Series

BlackRock Premier Government Institutional Fund

BlackRock Premier Government Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On May 24, 2017, the Board of Directors on behalf of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective December 1, 2017, the Fund no longer accepts purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2019	2.15%	2.15%

BlackRock Treasury Strategies Institutional Fund

BlackRock Treasury Strategies Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On May 24, 2017, the Board of Directors on behalf of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective December 1, 2017, the Fund no longer accepts purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2019	2.07%	2.07%

BlackRock Select Treasury Strategies Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On May 24, 2017, the Board of Directors on behalf of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective December 1, 2017, the Fund no longer accepts purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2019	2.23%	2.23%

FFI Government Fund

FFI Government Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On February 18, 2016, the Board of Directors on behalf of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective September 1, 2016, the Fund no longer accepts purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2019	2.20%	2.20%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	42%
U.S. Treasury Obligations	34
U.S. Government Sponsored Agency Obligations	23
Other Assets Less Liabilities	1

FFI Treasury Fund

FFI Treasury Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On February 18, 2016, the Board of Directors on behalf of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective September 1, 2016, the Fund no longer accepts purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2019	2.10%	2.10%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	100%

FUND INFORMATION	5

Disclosure of Expenses	Funds For Institutions Series

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on November 1, 2018 and held through April 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
BlackRock Premier Government Institutional Fund(c)	$1,000.00	$1,010.60	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
BlackRock Treasury Strategies Institutional Fund(c)	1,000.00	1,010.00	1.69	1,000.00	1,023.11	1.71	0.34
BlackRock Select Treasury Strategies Institutional Fund(c)	1,000.00	1,010.90	0.90	1,000.00	1,023.90	0.90	0.18
FFI Government Fund	1,000.00	1,009.40	2.24	1,000.00	1,022.56	2.26	0.45
FFI Treasury Fund	1,000.00	1,010.00	1.69	1,000.00	1,023.11	1.71	0.34

(a)	Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(c)	Because the Funds invest all of their assets in their respective Master Portfolio, the expense example reflects the expenses of both the Funds and the Master Portfolios in which they invest.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	FFI Government Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 22.5%
Federal Home Loan Bank Discount Notes(a):
2.42%, 05/08/19 - 10/09/19	$6,150	$6,145,595
2.43%, 05/14/19	840	839,266
2.45%, 06/13/19 - 06/28/19	350	348,882
2.40%, 07/10/19 - 07/12/19	855	850,988
2.44%, 07/11/19	2,500	2,488,068
2.41%, 07/16/19 - 07/30/19	805	800,465
Federal Home Loan Bank Variable Rate Note (1 mo. LIBOR US - 0.09%), 2.38%, 06/14/19(b)	800	800,000
Freddie Mac Discount Notes, 2.42%, 05/20/19(a)	150	149,810

Total U.S. Government Sponsored Agency Obligations — 22.5% (Cost — $12,423,074)		12,423,074

Security	Par (000)	Value

U.S. Treasury Obligations — 34.3%
U.S. Treasury Bills(a):
2.43%, 06/25/19	$8,000	$7,970,911
2.44%, 06/27/19	6,000	5,977,238
2.43%, 07/18/19	5,000	4,974,217

Total U.S. Treasury Obligations — 34.3% (Cost — $18,922,366)		18,922,366

Total Repurchase Agreements — 41.7%		23,000,000

Total Investments — 98.5% (Cost — $54,345,440*)		54,345,440

Other Assets Less Liabilities — 1.5%		847,869

Net Assets — 100.0%		$55,193,309

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
BNP Paribas Securities Corp.	2.77%		04/30/19	05/01/19	$3,000	$3,000	$3,000,231	U.S. Government Sponsored Agency Obligation, 0.00% to 3.76%, due 2/15/30 to 4/20/48	$3,401,875	$3,149,767
Citigroup Global Markets, Inc.	2.77		04/30/19	05/01/19	7,000	7,000	7,000,539	U.S. Treasury Obligation, 0.00% to 1.50%, due 6/11/19 to 7/15/20	7,160,000	7,140,014
HSBC Securities (USA), Inc.	2.76		04/30/19	05/01/19	1,000	1,000	1,000,077	U.S. Government Sponsored Agency Obligation, 0.00% to 3.00%, due 5/15/25 to 12/01/43	1,351,521	1,023,832
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.73		04/30/19	05/01/19	4,000	4,000	4,000,303	U.S. Treasury Obligation, 0.13% to 1.00%, due 1/15/22 to 2/15/46	3,733,800	4,080,058
	2.75		04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Government Sponsored Agency Obligation, 4.50%, due 1/20/49 to 4/20/49	969,778	1,020,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$5,000				$5,100,059

MUFG Securities Americas Inc.	2.75		04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Government Sponsored Agency Obligation, 3.50%, due 3/01/43 to 11/20/46	1,594,816	1,024,512
Natixis SA	2.77	(a)	04/30/19	05/01/19	1,000	1,000	1,000,077	U.S. Government Sponsored Agency Obligation, 0.00% to 6.13%, due 8/15/19 to 2/01/48	1,489,521	1,025,810
	2.75	(a)	04/30/19	05/01/19	3,000	3,000	3,000,229	U.S. Treasury Obligation, 0.00% to 6.13%, due 8/15/19 to 5/15/46	1,813,000	3,060,086

Total Natixis SA						$4,000				$4,085,896

TD Securities (USA) LLC	2.77		04/30/19	05/01/19	2,000	2,000	2,000,154	U.S. Government Sponsored Agency Obligation, 4.00%, due 3/01/49	2,014,180	2,060,000

						$23,000				$23,584,080

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) April 30, 2019	FFI Government Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a):	$—	$54,345,440	$—	$54,345,440

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	FFI Treasury Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 99.7%
U.S. Treasury Bills(a):
2.39%, 05/09/19	$20,000	$19,989,380
2.47%, 05/21/19	1,335	1,333,205
2.45%, 05/28/19	56,100	55,999,078
2.43%, 06/04/19	22,000	21,950,549
2.43%, 06/25/19	66,000	65,759,902
2.46%, 06/27/19	18,185	18,115,609
2.42%, 07/05/19	1,815	1,807,213
U.S. Treasury Note, 3.13%, 05/15/19	170	170,043

Total Investments — 99.7% (Cost — $185,124,979*)		185,124,979

Other Assets Less Liabilities — 0.3%		573,661

Net Assets — 100.0%		$185,698,640

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$185,124,979	$—	$185,124,979

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statements of Assets and Liabilities

April 30, 2019

	BlackRock Premier Government Institutional Fund	BlackRock Treasury Strategies Institutional Fund	BlackRock Select Treasury Strategies Institutional Fund	FFI Government Fund	FFI Treasury Fund

ASSETS
Investments at value — from the applicable Master Portfolio	$77,197,741	$169,918,936	$159,572,194	$—	$—
Investments at value — unaffiliated(a)	—	—	—	31,345,440	185,124,979
Cash	—	—	—	989,408	982,968
Repurchase agreements at value — unaffiliated(b)	—	—	—	23,000,000	—
Receivables:
Interest — unaffiliated	—	—	—	2,662	2,451
From the Administrator	26,494	—	1,145	—	—
Prepaid expenses	12,489	12,049	11,577	11,123	12,325

Total assets	77,236,724	169,930,985	159,584,916	55,348,633	186,122,723

LIABILITIES
Payables:
Administration fees	—	21,758	3,101	—	—
Board realignment and consolidation	1,478	—	818	1,489	1,280
Custodian fees	—	—	—	15,238	16,043
Income dividend distributions	111,499	139,275	292,875	43,849	293,302
Investment advisory fees	—	—	—	9,190	31,066
Directors’ and Officer’s fees	18	23	16	1,796	1,502
Other accrued expenses	10,426	7,101	7,266	35,763	36,151
Professional fees	42,241	27,989	30,128	47,999	44,739
Transfer agent fees	52,610	33,662	24,655	—	—

Total liabilities	218,272	229,808	358,859	155,324	424,083

NET ASSETS	$77,018,452	$169,701,177	$159,226,057	$55,193,309	$185,698,640

NET ASSETS CONSIST OF
Paid-in capital(c)	$76,974,049	$169,574,866	$159,166,933	$55,186,299	$185,684,628
Accumulated earnings	44,403	126,311	59,124	7,010	14,012

Net Assets, $1.00 net asset value per share(c)	$77,018,452	$169,701,177	$159,226,057	$55,193,309	$185,698,640

(a) Investments at cost — unaffiliated	$—	$—	$—	$31,345,440	$185,124,979
(b) Repurchase agreements at cost — unaffiliated	$—	$—	$—	$23,000,000	$—
(c) Shares outstanding, unlimited shares authorized, par value $0.01 per share	76,974,049	169,574,866	159,166,907	55,186,299	185,684,637

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2019

	BlackRock Premier Government Institutional Fund	BlackRock Treasury Strategies Institutional Fund	BlackRock Select Treasury Strategies Institutional Fund	FFI Government Fund	FFI Treasury Fund

INVESTMENT INCOME
Interest — unaffiliated	$—	$—	$—	$1,343,770	$4,514,776
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	3,204,756	4,571,614	3,859,962	—	—
Expenses	(183,140)	(171,677)	(145,639)	—	—
Fees waived	—	1,255	1,101	—	—

Total investment income	3,021,616	4,401,192	3,715,424	1,343,770	4,514,776

FUND EXPENSES
Transfer agent	205,872	169,259	137,262	49,946	156,091
Administration	167,380	330,993	242,596	—	—
Registration	46,218	44,934	30,980	21,618	22,600
Professional	41,801	22,939	21,182	39,849	37,727
Printing	8,039	8,447	8,323	7,128	8,126
Board realignment and consolidation	1,705	10,349	973	1,563	1,619
Directors and Officer	85	58	88	11,469	12,316
Custodian	—	—	—	27,009	5,391
Accounting services	—	—	—	23,000	23,632
Investment advisory	—	—	—	223,477	749,226
Miscellaneous	11,715	20,522	23,123	7,975	9,675

Total expenses	482,815	607,501	464,527	413,034	1,026,403
Less fees waived and/or reimbursed by the Manager	—	—	—	(95,776)	(321,097)
Less fees waived and/or reimbursed by the Administrator	(428,256)	(10,349)	(271,783)	—	—

Total expenses after fees waived and/or reimbursed	54,559	597,152	192,744	317,258	705,306

Net investment income	2,967,057	3,804,040	3,522,680	1,026,512	3,809,470

REALIZED GAIN
Net realized gain allocated from the applicable Master Portfolio	1,454	3,901	3,194	—	—
Net realized gain from investments	—	—	—	528	5,355

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,968,511	$3,807,941	$3,525,874	$1,027,040	$3,814,825

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Premier Government Institutional Fund		BlackRock Treasury Strategies Institutional Fund
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,967,057	$14,494,844	$3,804,040	$5,134,063
Net realized gain	1,454	68,084	3,901	81,067

Net increase in net assets resulting from operations	2,968,511	14,562,928	3,807,941	5,215,130

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,239,619)	(14,549,695)	(3,818,586)	(5,134,063)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	—	6,976,550,442	—	640,801,896
Reinvestment of distributions	3,324,460	5,798,839	3,767,016	3,706,680
Cost of shares redeemed	(265,318,207)	(9,200,919,504)	(105,913,617)	(1,317,239,083)

Net decrease in net assets derived from capital share transactions	(261,993,747)	(2,218,570,223)	(102,146,601)	(672,730,507)

NET ASSETS(b)
Total decrease in net assets	(262,264,855)	(2,218,556,990)	(102,157,246)	(672,649,440)
Beginning of year	339,283,307	2,557,840,297	271,858,423	944,507,863

End of year	$77,018,452	$339,283,307	$169,701,177	$271,858,423

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Select Treasury Strategies Institutional Fund		FFI Government Fund
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,522,680	$4,097,522	$1,026,512	$594,422
Net realized gain	3,194	74,424	528	1,704

Net increase in net assets resulting from operations	3,525,874	4,171,946	1,027,040	596,126

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,556,296)	(4,097,522)	(1,026,513)	(594,422)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	—	805,131,106	—	—
Reinvestment of distributions	3,501,655	1,775,348	979,563	570,859
Cost of shares redeemed	(80,094,833)	(935,353,482)	(20,966,484)	(32,773,864)

Net decrease in net assets derived from capital share transactions	(76,593,178)	(128,447,028)	(19,986,921)	(32,203,005)

NET ASSETS(b)
Total decrease in net assets	(76,623,600)	(128,372,604)	(19,986,394)	(32,201,301)
Beginning of year	235,849,657	364,222,261	75,179,703	107,381,004

End of year	$159,226,057	$235,849,657	$55,193,309	$75,179,703

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets  (continued)

	FFI Treasury Fund
	Year Ended April 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,809,470	$3,123,077
Net realized gain	5,355	6,225

Net increase in net assets resulting from operations	3,814,825	3,129,302

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,809,470)	(3,123,619)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	3,732,706	2,969,166
Cost of shares redeemed	(55,650,438)	(300,250,842)

Net decrease in net assets derived from capital share transactions	(51,917,732)	(297,281,676)

NET ASSETS(b)
Total decrease in net assets	(51,912,377)	(297,275,993)
Beginning of year	237,611,017	534,887,010

End of year	$185,698,640	$237,611,017

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Premier Government Institutional Fund

	Year Ended April 30,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0199	0.0097		0.0031	0.0012	0.0007
Net realized gain	0.0002	0.0000	(a)	0.0002	0.0001	0.0001

Net increase from investment operations	0.0201	0.0097		0.0033	0.0013	0.0008

Distributions(b)
From net investment income	(0.0199)	(0.0097)		(0.0031)	(0.0012)	(0.0007)
From net realized gain	(0.0002)	(0.0000	)(c)	(0.0002)	(0.0001)	(0.0001)

Total distributions	(0.0201)	(0.0097)		(0.0033)	(0.0013)	(0.0008)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	2.03%	0.97%		0.33%	0.13%	0.08%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.20%		0.18%	0.17%	0.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.14%	0.14%		0.15%	0.17%	0.17%

Net investment income	1.77%	0.85%		0.31%	0.12%	0.07%

Supplemental Data
Net assets, end of year (000)	$77,018	$339,283		$2,557,840	$3,170,211	$3,441,012

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Premier Government Institutional Portfolio’s allocated expenses and/or net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Treasury Strategies Institutional Fund

	Year Ended April 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0177		0.0084		0.0016	0.0005		0.0004
Net realized gain	0.0000	(a)	0.0000	(a)	0.0002	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0177		0.0084		0.0018	0.0005		0.0004

Distributions(b)
From net investment income	(0.0177)		(0.0084)		(0.0016)	(0.0005)		(0.0004)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0002)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0177)		(0.0084)		(0.0018)	(0.0005)		(0.0004)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.78%		0.85%		0.18%	0.05%		0.04%

Ratios to Average Net Assets(e)
Total expenses	0.35%		0.29%		0.28%	0.25%		0.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35%		0.29%		0.28%	0.23%		0.20%

Net investment income	1.72%		0.76%		0.16%	0.05%		0.03%

Supplemental Data
Net assets, end of year (000)	$169,701		$271,858		$944,508	$1,343,275		$1,700,011

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Treasury Strategies Institutional Portfolio’s allocated expenses and/or net investment income.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Select Treasury Strategies Institutional Fund

	Year Ended April 30,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00		$1.00

Net investment income	0.0192	0.0096		0.0026	0.0011		0.0005
Net realized gain	0.0002	0.0000	(a)	0.0004	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0194	0.0096		0.0030	0.0011		0.0005

Distributions(b)
From net investment income	(0.0192)	(0.0096)		(0.0026)	(0.0011)		(0.0005)
From net realized gain	(0.0002)	(0.0000	)(c)	(0.0004)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0194)	(0.0096)		(0.0030)	(0.0011)		(0.0005)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.96%	0.96%		0.30%	0.11%		0.05%

Ratios to Average Net Assets(e)
Total expenses	0.33%	0.24%		0.22%	0.21%		0.20%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.18%	0.18%		0.18%	0.18%		0.18%

Net investment income	1.89%	0.91%		0.24%	0.10%		0.05%

Supplemental Data
Net assets, end of year (000)	$159,226	$235,850		$364,222	$1,035,438		$1,774,179

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Treasury Strategies Institutional Portfolio’s allocated expenses and/or net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FFI Government Fund

	Year Ended April 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0163		0.0069		0.0010	0.0004		0.0001
Net realized gain	0.0000	(a)	0.0000	(a)	0.0004	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0163		0.0069		0.0014	0.0004		0.0001

Distributions(b)
From net investment income	(0.0163)		(0.0069)		(0.0010)	(0.0004)		(0.0001)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0004)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0163)		(0.0069)		(0.0014)	(0.0004)		(0.0001)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.65%		0.69%		0.14%	0.04%		0.01%

Ratios to Average Net Assets
Total expenses	0.65%		0.61%		0.48%	0.38%		0.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50%		0.46%		0.30%	0.18%		0.10%

Net investment income	1.61%		0.67%		0.10%	0.04%		0.01%

Supplemental Data
Net assets, end of year (000)	$55,193		$75,180		$107,381	$975,801		$1,194,071

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FFI Treasury Fund

	Year Ended April 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0180		0.0087		0.0014	0.0003		0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0003	0.0000	(a)	0.0001

Net increase from investment operations	0.0180		0.0087		0.0017	0.0003		0.0001

Distributions(b)
From net investment income	(0.0180)		(0.0087)		(0.0014)	(0.0003)		(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0003)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0180)		(0.0087)		(0.0017)	(0.0003)		(0.0001)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.81%		0.88%		0.17%	0.03%		0.01%

Ratios to Average Net Assets
Total expenses	0.48%		0.41%		0.39%	0.36%		0.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.33%		0.26%		0.25%	0.11%		0.04%

Net investment income	1.78%		0.82%		0.11%	0.02%		0.00%

Supplemental Data
Net assets, end of year (000)	$185,699		$237,611		$534,887	$1,437,009		$1,756,039

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

1.	ORGANIZATION

Funds For Institutions Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust consists of five series, BlackRock Premier Government Institutional Fund (“Premier Government Institutional Fund”), BlackRock Treasury Strategies Institutional Fund (“Treasury Strategies Institutional Fund”), BlackRock Select Treasury Strategies Institutional Fund (“Select Treasury Strategies Institutional Fund”), FFI Government Fund (“Government Fund”) and FFI Treasury Fund (“Treasury Fund”) (collectively, the “Funds” or individually a “Fund”). Each Fund is classified as diversified. Premier Government Institutional Fund, Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund (the “Feeder Funds”) seek to achieve their investment objectives by investing all of their assets in the applicable series (collectively, the “Master Portfolios” or individually, a “Master Portfolio”) of Master Institutional Money Market LLC (the “Master LLC”), which have the same investment objective and strategies as the corresponding Feeder Funds. Premier Government Institutional Fund invests all of its assets in Master Premier Government Institutional Portfolio. Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund invest all of their assets in Master Treasury Strategies Institutional Portfolio. The Master LLC is organized as a Delaware limited liability company and is a registered investment company. The value of each Feeder Fund’s investment in the corresponding Master Portfolio reflects the Feeder Fund’s proportionate interest in the net assets of the corresponding Master Portfolio. The performance of each Feeder Fund is directly affected by the performance of the corresponding Master Portfolio. At April 30, 2019, the percentage of Master Premier Government Institutional Portfolio owned by Premier Government Institutional Fund was 100%. At April 30, 2019, the percentages of Master Treasury Strategies Institutional Portfolio owned by Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund were 52% and 48%, respectively. The financial statements of the Master Portfolios, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The Board of Trustees of the Trust and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the Trustees of the Trust and the Directors of the Master LLC are referred to throughout this report as the “Directors”.

Each Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets.

Effective December 1, 2017, Premier Government Institutional Fund, Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund no longer accept purchase orders.

Effective September 1, 2016, Government Fund and Treasury Fund no longer accept purchase orders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. For the Feeder Funds, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Feeder Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Feeder Funds accrue their own expenses.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report. Government Fund’s and Treasury Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. A fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	ADMINISTRATION/INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory/Administration: The Trust, on behalf of each of Government Fund and Treasury Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of Government Fund’s and Treasury Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Government Fund and Treasury Fund pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $500 Million	0.350%
$500 Million — $750 Million	0.335
$750 Million — $1 Billion	0.320
Greater than $1 Billion	0.300

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

The Trust, on behalf of the Feeder Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities).

For such services, the Feeder Funds pay the Administrator a monthly fee at an annual rate equal to the following percentages of the average daily net assets of each Feeder Fund as follows:

Administration Fees
Premier Government Institutional Fund	0.10%
Treasury Strategies Institutional Fund	0.15
Select Treasury Strategies Institutional Fund	0.13

The Feeder Funds do not pay an investment advisory fee or investment management fee.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. There are no fees payable by the Funds pursuant to the Distribution Agreement.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2019, the amounts paid to the transfer agent pursuant to the agreement are disclosed in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to Government Fund and Treasury Fund, the Manager contractually agreed to waive a portion of the investment advisory fees through August 31, 2019, so that the annual investment advisory fee rate for each Fund was 0.20% of the Fund’s average daily net assets. The agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended April 30, 2019, the amounts waived and/or reimbursed by the Manager pursuant to these arrangements were as follows:

Government Fund	$95,776
Treasury Fund	321,097

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Administrator has voluntarily agreed to reimburse Treasury Strategies Institutional Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended April 30, 2019, the amount reimbursed was $10,349.

Under Select Treasury Strategies Institutional Fund’s administration agreement, in exchange for the administration fee, the Administrator has agreed to pay all other ordinary expenses of Select Treasury Strategies Institutional Fund other than the Fund’s pro rata portion of the investment advisory fee of Master Treasury Strategies Institutional Portfolio so that the Fund’s total annual operating expenses minus extraordinary expenses, if any, shall be no greater than 0.18% of the Fund’s average daily net assets. In the event that the Administrator does not pay such expenses of the Fund, the administration fee shall be automatically reduced by an amount equal to the amount of such expenses not paid by the Administrator. For the year ended April 30, 2019, $271,783 was waived pursuant to this agreement. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

With respect to Premier Government Institutional Fund, the Administrator has contractually agreed to waive and/or reimburse fees or expenses of the Fund through August 31, 2019, so that the Fund’s total annual operating expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, shall be no greater than 0.14% of the Fund’s average daily net assets. The agreement may be terminated with respect to the Fund upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2019, $428,256 was waived pursuant to this agreement. This amount is included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), Premier Government Institutional Fund, Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. Each Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		Premier Government Institutional Fund	Treasury Strategies Institutional Fund	Select Treasury Strategies Institutional Fund	FFI Government Fund	FFI Treasury Fund
Ordinary income	4/30/2019	$3,217,058	$3,804,041	$3,545,680	$1,026,513	$3,809,470
	4/30/2018	$14,494,844	$5,134,063	$4,097,522	$594,422	$3,123,077
Long-term capital gains(a)	4/30/2019	22,561	14,545	10,616	—	—
	4/30/2018	54,851	—	—	—	542

Total	4/30/2019	$3,239,619	$3,818,586	$3,556,296	$1,026,513	$3,809,470

	4/30/2018	$14,549,695	$5,134,063	$4,097,522	$594,422	$3,123,619

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2019, as capital gain dividends.

As of period end, the tax components of accumulated earnings were as follows:

	Premier Government Institutional Fund	Treasury Strategies Institutional Fund	Select Treasury Strategies Institutional Fund	FFI Government Fund	FFI Treasury Fund
Undistributed ordinary income	$44,403	$126,311	$59,124	$7,010	$14,012

7.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share

9.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets have been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Distributions for the year ended April 30, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
BlackRock Premier Government Institutional Fund	$14,428,765	$120,930
BlackRock Treasury Strategies Institutional Fund	5,123,664	10,399
BlackRock Select Treasury Strategies Institutional Fund	4,087,436	10,086
FFI Government Fund	592,137	2,285
FFI Treasury Fund	3,120,623	2,996

Undistributed net investment income as of April 30, 2018 was as follows:

Undistributed Net Investment Income
BlackRock Premier Government Institutional Fund	$247,427
BlackRock Treasury Strategies Institutional Fund	55,889
BlackRock Select Treasury Strategies Institutional Fund	15,122
FFI Government Fund	4,779
FFI Treasury Fund	2,454

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Premier Government Institutional Fund, BlackRock Treasury Strategies Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund, FFI Government Fund, and FFI Treasury Fund and the Board of Trustees of Funds For Institutions Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Premier Government Institutional Fund, BlackRock Treasury Strategies Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund, FFI Government Fund, and FFI Treasury Fund of Funds For Institutions Series (the “Funds”), including the schedules of investments of FFI Government Fund and FFI Treasury Fund, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Important Tax Information (unaudited)	Funds For Institutions Series

During the fiscal year ended April 30, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	BlackRock Premier Government Institutional Fund	BlackRock Treasury Strategies Institutional Fund (c)	BlackRock Select Treasury Strategies Institutional Fund (c)	FFI Government Fund	FFI Treasury Fund (c)
Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(a)
Months Paid:
May 2018 — April 2019	100.00%	100.00%	100.00%	100.00%	100.00%
Federal Obligation Interest(b)
May 2018 — April 2019	46.85	100.00	100.00	32.33	100.00

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	At least 50% of the assets of the Fund were invested in Federal obligations at the end of each fiscal quarter.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of April 30, 2019	Master Institutional Money Market LLC

Portfolio Composition

Master Premier Government Institutional Portfolio	Percent of Net Assets
U.S. Treasury Obligations	44%
Repurchase Agreements	35
U.S. Government Sponsored Agency Obligations	13
Other Assets Less Liabilities	8

Master Treasury Strategies Institutional Portfolio	Percent of Net Assets
U.S. Treasury Obligations	100%

MASTER PORTFOLIO INFORMATION	27

Schedule of Investments April 30, 2019	Master Premier Government Institutional Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 13.1%
Federal Home Loan Bank Discount Notes(a):
2.39%, 05/10/19	$605	$604,639
2.42%, 05/13/19 - 10/09/19	680	677,278
2.43%, 05/14/19	1,295	1,293,868
2.44%, 05/15/19 - 07/11/19	4,685	4,663,350
2.45%, 06/13/19 - 06/28/19	550	548,257
2.41%, 07/05/19 - 07/16/19	935	930,670
2.40%, 07/10/19 - 07/12/19	1,105	1,099,826
Federal Home Loan Bank Variable Rate Notes (1 mo. LIBOR US - 0.03%), 2.45%, 08/04/20(b)	280	280,000

Total U.S. Government Sponsored Agency Obligations — 13.1% (Cost — $10,097,888)		10,097,888

Security	Par (000)	Value

U.S. Treasury Obligations — 43.9%
U.S. Treasury Bills(a):
2.41%, 05/28/19	$12,000	$11,978,301
2.43%, 06/04/19	10,000	9,977,546
2.42%, 07/05/19	7,000	6,969,982
2.42%, 07/11/19	5,000	4,976,595

Total U.S. Treasury Obligations — 43.9% (Cost — $33,902,424)		33,902,424

Total Repurchase Agreements — 35.0%		27,000,000

Total Investments — 92.0% (Cost — $71,000,312*)		71,000,312

Other Assets Less Liabilities — 8.0%		6,197,429

Net Assets — 100.0%		$77,197,741

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds including Interest	Position	Original Par	Position Received, At Value
BNP Paribas Securities Corp.	2.77%	04/30/19	05/01/19	$5,000	$5,000	$5,000,385	U.S. Government Sponsored Agency Obligation, 0.00% to 7.63%, due 7/11/19 to 2/20/49	$19,464,667	$5,158,047
HSBC Securities (USA), Inc.	2.76	04/30/19	05/01/19	2,000	2,000	2,000,153	U.S. Government Sponsored Agency Obligation, 0.00% to 5.50%, due 10/12/21 to 2/15/32	2,022,810	2,040,005
	2.75	04/30/19	05/01/19	3,000	3,000	3,000,229	U.S. Treasury Obligation, 0.00%, due 2/15/39	5,421,735	3,060,000

Total HSBC Securities (USA), Inc.					$5,000				$5,100,005

J.P. Morgan Securities LLC	2.75	04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Treasury Obligation, 0.00% to 1.50%, due 5/23/19 to 8/15/26	1,082,900	1,020,067
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.73	04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Treasury Obligation, 1.00%, due 2/15/46	948,200	1,020,026
	2.75	04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Government Sponsored Agency Obligation, 4.50%, due 1/20/49	970,463	1,020,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$2,000				$2,040,027

Mizuho Securities USA, Inc.	2.75	04/30/19	05/01/19	1,000	1,000	1,000,076	U.S. Treasury Obligation, 3.00%, due 10/31/25	985,300	1,020,001
MUFG Securities Americas Inc.	2.75	04/30/19	05/01/19	5,000	5,000	5,000,382	U.S. Government Sponsored Agency Obligation, 3.58% to 4.00%, due 11/20/33 to 10/15/58	5,070,291	5,100,001
TD Securities (USA) LLC	2.75	04/30/19	05/01/19	3,000	3,000	3,000,229	U.S. Treasury Obligation, 2.63%, due 2/15/29	3,020,900	3,060,009
	2.77	04/30/19	05/01/19	5,000	5,000	5,000,385	U.S. Government Sponsored Agency Obligation, 4.00%, due 3/01/49	5,035,450	5,150,001

Total TD Securities (USA) LLC					$8,000				$8,210,010

					$27,000				$27,648,158

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	Master Premier Government Institutional Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$71,000,312	$—	$71,000,312

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments April 30, 2019	Master Treasury Strategies Institutional Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 99.5%
U.S. Treasury Bills(a):
2.39%, 05/09/19	$3,000	$2,998,407
2.42%, 05/14/19	25,000	24,978,505
2.44%, 05/28/19	65,000	64,883,244
2.43%, 06/04/19	105,000	104,764,160
2.42%, 06/11/19	20,000	19,945,903
2.41%, 06/13/19	25,000	24,929,423
2.44%, 06/18/19	6,000	5,980,870
2.43%, 06/25/19	65,000	64,763,653
2.42%, 07/11/19	10,000	9,953,189
U.S. Treasury Notes (3 mo. Treasury money market yield + 0.06%), 2.47%, 07/31/19 (b)	4,800	4,801,251

Total Investments — 99.5% (Cost — $327,998,605*)		327,998,605

Other Assets Less Liabilities — 0.5%		1,492,525

Net Assets — 100.0%		$329,491,130

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$327,998,605	$—	$327,998,605

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2019

	Master Premier Government Institutional Portfolio	Master Treasury Strategies Institutional Portfolio

ASSETS
Investments at value — unaffiliated(a)	$44,000,312	$327,998,605
Cash	6,276,617	1,566,065
Repurchase agreements at value — unaffiliated (b)	27,000,000	—
Interest receivable — unaffiliated	2,582	330
Prepaid expenses	543	1,287

Total assets	77,280,054	329,566,287

LIABILITIES
Payables:
Custodian fees	19,280	20,648
Investment advisory fees	3,318	13,811
Directors’ fees	1,556	1,602
Other accrued expenses	18,216	2,804
Professional fees	39,943	36,292

Total liabilities	82,313	75,157

NET ASSETS	$77,197,741	$329,491,130

NET ASSETS CONSIST OF
Investors’ capital	$77,197,741	$329,491,130

NET ASSETS	$77,197,741	$329,491,130

(a) Investments at cost — unaffiliated	$44,000,312	$327,998,605
(b) Repurchase agreements at cost — unaffiliated	$27,000,000	$—

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

Year Ended April 30, 2019

	Master Premier Government Institutional Portfolio	Master Treasury Strategies Institutional Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$3,204,756	$8,431,576

EXPENSES
Investment advisory	83,725	203,848
Professional	44,586	25,315
Custodian	21,510	14,223
Accounting services	19,228	30,183
Directors	11,043	13,426
Insurance	2,639	3,400
Printing	14	47
Rating Agency	—	26,743
Miscellaneous	395	131

Total expenses	183,140	317,316
Less fees waived and/or reimbursed by the Manager	—	(2,356)

Total expenses after fees waived and/or reimbursed	183,140	314,960

Net investment income	3,021,616	8,116,616

REALIZED GAIN
Net realized gain from investments — unaffiliated	1,454	7,095

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,023,070	$8,123,711

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Premier Government Institutional Portfolio		Master Treasury Strategies Institutional Portfolio
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,021,616	$15,707,879	$8,116,616	$11,269,241
Net realized gain	1,454	68,084	7,095	155,491

Net increase in net assets resulting from operations	3,023,070	15,775,963	8,123,711	11,424,732

CAPITAL TRANSACTIONS
Proceeds from contributions	—	6,976,550,442	—	1,445,933,002
Value of withdrawals	(265,430,218)	(9,211,600,959)	(186,847,834)	(2,258,445,308)

Net decrease in net assets derived from capital transactions	(265,430,218)	(2,235,050,517)	(186,847,834)	(812,512,306)

NET ASSETS
Total decrease in net assets	(262,407,148)	(2,219,274,554)	(178,724,123)	(801,087,574)
Beginning of year	339,604,889	2,558,879,443	508,215,253	1,309,302,827

End of year	$77,197,741	$339,604,889	$329,491,130	$508,215,253

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

	Master Premier Government Institutional Portfolio

	Year Ended April 30,
	2019	2018	2017	2016	2015

Total Return
Total return	2.06%	1.04%	0.42%	0.24%	0.19%

Ratios to Average Net Assets
Total expenses	0.11%	0.07%	0.06%	0.06%	0.06%

Total expenses after fees paid indirectly	0.11%	0.07%	0.06%	0.06%	0.06%

Net investment income	1.79%	0.92%	0.39%	0.24%	0.18%

Supplemental Data
Net assets, end of year (000)	$77,198	$339,605	$2,558,879	$3,170,602	$3,441,445

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	Master Treasury Strategies Institutional Portfolio

	Year Ended April 30,
	2019	2018	2017	2016	2015

Total Return
Total return	2.05%	1.07%	0.39%	0.22%	0.18%

Ratios to Average Net Assets
Total expenses	0.08%	0.07%	0.07%	0.06%	0.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.08%	0.07%	0.07%	0.06%	0.06%

Net investment income	1.99%	1.00%	0.36%	0.22%	0.16%

Supplemental Data
Net assets, end of year (000)	$329,491	$508,215	$1,309,303	$2,379,151	$3,474,716

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

1.	ORGANIZATION

Master Institutional Money Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The financial statements relate to two series of the Master LLC: Master Premier Government Institutional Portfolio and Master Treasury Strategies Institutional Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). The Master Portfolios are classified as diversified.

Each Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. Each Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in a Master Portfolio’s weekly liquid assets.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Master Portfolios.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Master Portfolio and its counterparties. Typically, a Master Portfolio and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Master Portfolio, respectively. A Master Portfolio, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Master Portfolio under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Master Portfolio receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Master Portfolio would recognize a liability with respect to such excess collateral. The liability reflects a Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each Master Portfolio’s net assets.

Expense Waivers: The Manager voluntarily agreed to waive a portion of its respective management fees and/or reimburse operating expenses to enable the Master Portfolios to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2019, the Master Portfolios did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

Each Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolios. Therefore, no U.S. federal income tax provision is required.

Each Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolios as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolios’ financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Investors of Master Premier Government Institutional Portfolio and Master Treasury Strategies Institutional Portfolio and the Board of Directors of Master Institutional Money Market LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Master Premier Government Institutional Portfolio and Master Treasury Strategies Institutional Portfolio of Master Institutional Money Market LLC (the “Funds”), including the schedules of investments, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 183 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 183 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 183 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 183 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 183 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 183 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 183 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 183 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 183 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 183 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 183 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 183 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 183 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	41

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 295 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President of the Trust (Since 2018), President of the Master LLC (Since 2010) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 295 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/Master LLC serve at the pleasure of the Board.

Further information about the Trust’s/Master LLC’s Directors and Officers is available in the Trust’s/Master LLCs’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser/Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

DST Asset Manager Solutions, Inc.

Kansas City, MO 64121

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Master LLC

60 State Street, 20th Floor

Boston, MA 02109

DIRECTOR AND OFFICER INFORMATION	43

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Trust. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors * of Funds For Institutions Series with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	709,496,551	6,209,043	2,585,178
Susan J. Carter	710,605,459	5,100,135	2,585,178
Collette Chilton	710,605,459	5,100,135	2,585,178
Neil A. Cotty	710,605,459	5,100,135	2,585,178
Robert Fairbairn	710,605,459	5,100,135	2,585,178
Lena G. Goldberg	710,566,767	5,138,827	2,585,178
Robert M. Hernandez	709,460,825	6,244,769	2,585,178
Henry R. Keizer	710,656,817	5,100,135	2,533,820
Cynthia A. Montgomery	710,605,459	5,100,135	2,585,178
Donald C. Opatrny	710,605,459	5,100,135	2,585,178
John M. Perlowski	710,605,459	5,100,135	2,585,178
Joseph P. Platt	710,564,546	5,141,048	2,585,178
Mark Stalnecker	710,594,909	5,110,686	2,585,177
Kenneth L. Urish	710,594,909	5,110,686	2,585,177
Claire A. Walton	710,585,092	5,120,502	2,585,178

*	Denotes Trust-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Master LLC. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors * of Master Institutional Money Market LLC with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	599,649,170	13,197,065	6,513,082
Susan J. Carter	601,962,671	10,883,563	6,513,082
Collette Chilton	601,962,671	10,883,563	6,513,082
Neil A. Cotty	602,085,882	10,840,273	6,433,162
Robert Fairbairn	602,085,882	10,840,273	6,433,162
Lena G. Goldberg	602,069,515	10,965,802	6,323,999
Robert M. Hernandez	599,652,979	13,273,178	6,433,160
Henry R. Keizer	602,063,392	10,862,765	6,433,160
Cynthia A. Montgomery	602,042,594	10,883,563	6,433,160
Donald C. Opatrny	602,085,882	10,840,273	6,433,162
John M. Perlowski	602,085,882	10,840,273	6,433,162
Joseph P. Platt	601,998,926	10,927,233	6,433,158
Mark Stalnecker	602,063,458	10,862,699	6,433,160
Kenneth L. Urish	602,063,458	10,862,699	6,433,160
Claire A. Walton	602,042,594	10,883,563	6,433,160

*	Denotes Master LLC-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 225-1576.

Availability of Quarterly Schedule of Investments

The Trust/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trust’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in a Fund. Although the Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

FFI-4/19-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund” or together, the “Funds”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Premier Government Institutional Fund	$8,160	$8,160	$0	$0	$9,800	$9,800	$0	$0
BlackRock Select Treasury Strategies Institutional Fund	$8,160	$8,160	$0	$0	$9,800	$9,800	$0	$0
BlackRock Treasury Strategies Institutional Fund	$8,160	$8,160	$0	$0	$9,800	$9,800	$0	$0
FFI Government Fund	$26,520	$26,520	$0	$0	$9,800	$9,800	$0	$0
FFI Treasury Fund	$24,480	$24,480	$0	$0	$9,800	$9,800	$0	$0
Master Premier Government Institutional Portfolio	$26,520	$26,520	$0	$0	$13,300	$13,300	$0	$0
Master Treasury Strategies Institutional Portfolio	$24,480	$24,480	$0	$0	$13,300	$13,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Premier Government Institutional Fund	$9,800	$9,800
BlackRock Select Treasury Strategies Institutional Fund	$9,800	$9,800
BlackRock Treasury Strategies Institutional Fund	$9,800	$9,800
FFI Government Fund	$9,800	$9,800
FFI Treasury Fund	$9,800	$9,800
Master Premier Government Institutional Portfolio	$13,300	$13,300
Master Treasury Strategies Institutional Portfolio	$13,300	$13,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –  Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  Funds For Institutions Series and Master Institutional Money Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

  Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

  Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

  Date: July 8, 2019